Exhibit 10.1

AMENDMENT NO. 1
TO FIVE YEAR CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT (this “Amendment”) dated as of May 5, 2017, is among EDWARDS LIFESCIENCES CORPORATION, a Delaware corporation (the “Company”), the other US BORROWERS (as defined in the Credit Agreement referred to below) party hereto; the SWISS BORROWERS (as defined in the Credit Agreement) party hereto; the JAPANESE BORROWERS (as defined in the Credit Agreement) party hereto (the Company, the US Borrowers, the Swiss Borrowers and the Japanese Borrowers being collectively called the “Borrowers”), BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and Issuing Bank, and each of the Lenders (as defined in the Credit Agreement) party hereto.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Administrative Agent, and the Lenders have entered into that certain Five Year Credit Agreement dated as of July 18, 2014 (as amended, modified, supplemented, restated, or amended and restated, to, but not including, the date hereof, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made revolving credit facilities available to the Borrowers; and
WHEREAS, the Company and the other Borrowers have advised the Administrative Agent and the Lenders that they desire to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders party hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended by:
(a)    The preamble is amended by amending section (a)(y) thereof in its entirety as follows and by deleting section (a)(z) thereof in its entirety:
(y)    the Multicurrency Revolving Exposures of Loans denominated in Designated Foreign Currencies made to US Borrowers and Swiss Borrowers exceeding the US Dollar Equivalent of $500,000,000,
(b)    The definition of “Designated Foreign Currency Sublimit” in Section 1.01 is amended and restated in its entirety to read as follows:
“Designated Foreign Currency Sublimit” means an amount equal to the lesser of the US Dollar Equivalent of (i) the aggregate amount of the Multicurrency Commitments and (ii) $500,000,000. The Designated Foreign Currency Sublimit is part of, and not in addition to, the aggregate amount of the Multicurrency Commitments of the Lenders.
(c)    Clause (d) of the definition of “Defaulting Lender” in Section 1.01 is amended and restated in its entirety to read as follows:
(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.
(d)    The definition of “Swiss Borrower Sublimit” in Section 1.01 is deleted in its entirety.
(e)    The following new definitions are added, in alphabetical order, to Section 1.01:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(f)    Section 2.01(a) is amended in its entirety as follows:
Section 2.01 Commitments. (a) Subject to the terms and conditions set forth herein, each Multicurrency Lender agrees to make (i) Multicurrency Revolving Committed Loans denominated in US Dollars or Designated Foreign Currencies to the US Borrowers, and (ii) Multicurrency Revolving Committed Loans denominated in US Dollars or Designated Foreign Currencies (other than Yen) to the Swiss Borrowers, in each case from time to time during the Revolving Availability Period in an aggregate principal amount at any time outstanding that will not result in (A) such Lender’s Multicurrency Revolving Exposure exceeding its Multicurrency Commitment, (B) the aggregate amount of the Multicurrency Lenders’ Multicurrency Revolving Exposures of all (i) Multicurrency Revolving Committed Loans denominated in Designated Foreign Currencies made to US Borrowers and (a) Swiss Revolving Committed Loans, collectively for both (i) and (ii), exceeding the Designated Foreign Currency Sublimit, or (C) the aggregate amount of the

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Multicurrency Lenders’ Multicurrency Revolving Exposures exceeding the aggregate amount of the Multicurrency Commitments.
(g)    Section 2.09(b) is hereby amended by deleting section (ii)(y) thereof in its entirety and by deleting the text “the Swiss Borrower Sublimit” appearing in section (iii) thereof.
(h)    Section 2.10(a) is hereby amended by deleting the text “the Swiss Borrower Sublimit” appearing therein.
(i)    Section 2.11(b) is hereby amended and restated in its entirety to read as follows:
(b)    If the aggregate Exposures of any Class shall exceed the aggregate Commitments of such Class, then the applicable Borrowers shall immediately prepay Revolving Committed Loans of such Class in an amount equal to the amount necessary to eliminate such excess (after giving effect to any other prepayment of Loans on such day). If on any Reset Date, the aggregate amount of Yen Enabled Exposures shall exceed 105% of the aggregate Yen Enabled Commitments, then the Japanese Borrowers shall, not later than the next Business Day, prepay one or more Yen Enabled Revolving Borrowings in an aggregate principal amount sufficient to eliminate such excess. If, on any Reset Date, the aggregate outstanding amount of Multicurrency Revolving Committed Loans denominated in a Designated Foreign Currency made to Swiss Borrowers and US Borrowers, as the case may be, shall exceed 105% of the Designated Foreign Currency Sublimit then in effect, then such Swiss Borrowers and US Borrowers shall, not later than the next Business Day, prepay one or more Multicurrency Revolving Committed Borrowings denominated in a Designated Foreign Currency in an aggregate principal amount sufficient to reduce such outstanding amount as of such date of payment to an amount not to exceed 100% of the Designated Foreign Currency Sublimit then in effect.
(j)    Section 2.22(a)(iv) is hereby amended and restated in its entirety as follows:
(a)(iv)    Reallocation of Revolving Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender which is a Multicurrency Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.04 and 2.05, the “Multicurrency Commitment Percentage” of each such Non-Defaulting Lender which is a Multicurrency Lender shall be computed without giving effect to the Multicurrency Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender on any date thereafter, no Default or Event of Default exists; and (ii) the aggregate obligation of each such Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Multicurrency Commitment of that Non-Defaulting Lender minus (2) the US Dollar Equivalent of the principal amount of the outstanding Multicurrency Revolving Committed Loans of that Lender. Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(k)    A new Section 3.19 is hereby added to the Credit Agreement to read as follows:
3.19 Neither the Company nor any Borrower is an EEA Financial Institution.
(l)    A new Section 11.21 is hereby added to the Credit Agreement to read as follows:
11.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any

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liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
2.    Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become when each of the following conditions has been satisfied:
(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, each other Borrower, the Administrative Agent and the Required Lenders; and
(b)    such other certificates, instruments and documents as the Administrative Agent shall reasonably request.
3.    Representations and Warranties. In order to induce the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and Lenders as follows:
(a)    At the time of and immediately after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall, to the extent so qualified, be true and correct in all respects) on and as of the date hereof other than representations which are given as of a particular date, in which case the representation is true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall, to the extent so qualified, be true and correct in all respects) as of such earlier date, and (ii) no Default has occurred and is continuing.
(b)    This Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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4.    Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.02 of the Credit Agreement.
5.    Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
6.    Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.    Governing Law; Severability. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. ALL OBLIGATIONS OF THE LOAN PARTIES AND THE RIGHTS OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS EXPRESSED HEREIN SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW. WHENEVER POSSIBLE EACH PROVISION OF THIS AMENDMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AMENDMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AMENDMENT.
8.    References. From and after the date hereof, all references in the Credit Agreement and any of the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean the Credit Agreement, as amended hereby.
9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent, the Issuing Bank and the Lenders and their respective successors and assigns, to the extent such assignees are permitted assignees as provided in Section 11.04 of the Credit Agreement.
10.    Reaffirmation of Existing Loan Documents. The Company and each Borrower hereby reaffirms, ratifies, and confirms their respective obligations under (a) the Credit Agreement, as amended, restated, or otherwise modified by this Amendment, and (b) each of the Loan Documents, in each case, to which such Person is a party.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

LOAN PARTIES:
EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Dennis J. Popovec
Name: Dennis J. Popovec
Title: Treasurer
EDWARDS LIFESCIENCES WORLD TRADE CORPORATION

By:	/s/ Dennis J. Popovec
Name: Dennis J. Popovec
Title: Treasurer
EDWARDS LIFESCIENCES LLC

By:	/s/ Dennis J. Popovec
Name: Dennis J. Popovec
Title: Treasurer
EDWARDS LIFESCIENCES (U.S.) INC.

By:	/s/ Dennis J. Popovec
Name: Dennis J. Popovec
Title: Treasurer

EDWARDS LIFESCIENCES AG

By:	/s/ Patrick Verguet
Name: Patrick Verguet
Title: President
EDWARDS LIFESCIENCES TECHNOLOGY
SARL

By:	/s/ Patrick Verguet
Name: Patrick Verguet
Title: President
EDWARDS LIFESCIENCES LIMITED

By:	/s/ Kosuke Kato
Name: Kosuke Kato
Title: Representative Director

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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BANK OF AMERICA, N.A., as a Lender,
Issuing Bank and Swing Line Lender

By:	/s/ Darren Morton
Name: Darren Morton
Title: Vice President

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher M. Johnson
Name: Christopher M. Johnson
Title: Vice President

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Scott O'Connell
Name: Scott O'Connell
Title: Director

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Mruk
Name: David C. Mruk
Title: SVP

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ilene Hernandez
Name: Ilene Hernandez
Title: Vice President

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott Gross
Name: Scott Gross
Title: AVP

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiva
Name: Ushma Dedhiva
Title: Authorized Signatory

AMENDMENT NO. 1 TO FIVE YEAR CREDIT AGREEMENT
Signature Page
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